UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2006

DCT INDUSTRIAL TRUST INC.

(Exact name of registrant as specified in its charter)

Maryland	000-50724	82-0538520
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 17th Street, Suite 1700

Denver, CO 80202

(Address of principal executive offices)

(303) 597-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Approval of Form of Option Award Agreement

At a meeting held on November 27, 2006, the Compensation Committee (the “Compensation Committee”) of our Board of Directors (the “Board”) adopted resolutions, which were ratified by our Board on that same day at a meeting following the Compensation Committee’s meeting, approving a Form of Option Award Agreement for option awards under the DCT Industrial Trust Inc. 2006 Long-Term Incentive Plan (the “Plan”).

The Form of Option Award Agreement will be used to provide certain option awards under the Plan, and will set the terms and conditions with respect to such awards, including the exercise price and exercisability, pursuant to the Plan. A copy of the Form of Option Award Agreement is attached hereto as Exhibit 10.1 and is incorporated into this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Form of Option Award Agreement (incorporated by reference to Exhibit 10.7.1 to Amendment No. 1 to Form S-11 filed on November 30, 2006)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCT INDUSTRIAL TRUST INC.
December 1, 2006

	By:	/s/ Philip L. Hawkins
Name: Philip L. Hawkins Title: Chief Executive Officer

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